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                                                                    EXHIBIT 32.1





                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Triple-S Management Corporation (the Corporation) on Form 10-K for the period ended December 31, 2003 as filed with the United States Securities and Exchange Commission on the date hereof (the Report), I, Ramon M. Ruiz-Comas, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.






Date: March 29, 2004                          By:  /s/ Ramon M. Ruiz-Comas
                                                   -----------------------------
                                                   Ramon M. Ruiz-Comas
                                                   President and
                                                   Chief Executive Officer